united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23066

Northern Lights Fund Trust IV

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

Jennifer Farrell, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 5/31

Date of reporting period: 5/31/19

Item 1. Reports to Stockholders.

FormulaFolios Hedged Growth ETF (FFHG)
FormulaFolios Smart Growth ETF (FFSG)
FormulaFolios Tactical Growth ETF (FFTG)
FormulaFolios Tactical Income ETF (FFTI)

Annual Report
May 31, 2019

1-888-562-8880
www.formulafoliofunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the FormulaFolios ETFs. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC.
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.formulafoliofunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

FormulaFolio Investments (FFI) is a Registered Investment Advisor that offers a distinct approach compared to traditional asset management. FFI uses emotion-free, statistically significant quantitative algorithms to aid in the investment decision making process. Unlike many quantitative investment firms, however, FFI focuses on longer-term market trends and lower turnover rather than using a high-frequency trading approach. With the ever-changing investment landscape, it is more important than ever to prepare for and adapt to new economic regimes. This is why FFI focuses time and talents on developing smarter investment formulas. By removing investing prejudices with an algorithmic based approach, FFI believes investors can substantially increase the statistical probability of successful investment outcomes over time.

Dear FormulaFolios Hedged Growth ETF Shareholder,

The fiscal year ended May 31, 2019, was mixed-to-negative period for most growth asset classes.

Broad equity markets started the period on a slightly positive note as global stocks moved higher, recovering from the volatility experienced in February 2018. However, volatility spiked higher in December, causing major stock indices to reach official correction territory (a market correction is considered a price decline of 10% or more).

Stocks recovered sharply at the beginning of 2019, but experienced more volatility in May to end the period mixed, well off the recent high levels.

Commodities also experienced higher levels of volatility as oil prices contracted on global growth worries, resulting in negative performance for the asset class during the fiscal year ended May 31, 2019.

A major exception to the somewhat disappointing year was in real estate. Despite some volatility, the asset class trended higher during the period as expectations of falling interest rates pushed prices higher.

While broad growth markets were mixed-to-negative for the period, economic data and growth remained mostly positive. However, there are still many geopolitical risks and uncertainties present. Most notably, the ongoing tariff uncertainties between the US and China as well as Brexit uncertainty could result in continued heightened volatility in equity markets.

It is important to remember the future is largely independent of the past - nobody knows exactly what the future holds. This is why it is so imperative to stay committed to a smart investment strategy over the course of many periods.

The following pages of this annual report include information about your ETF, as well as a discussion regarding the global economic environment during the fiscal year ended May 31, 2019, and how recent prevailing economic factors affected ETF performance.

Please remember all securities markets fluctuate, as do ETF prices. Though it impossible to eliminate all market risk, we believe active investment management can help mitigate the downside risk of investing.

Sincerely,

Jason Wenk
Founder and Chief Investment Strategist
FormulaFolio Investments

This letter reflects FormulaFolio Investments analysis and opinions as of May 31, 2019. The information is not a complete analysis of every aspect of any market, country, industry, security or Fund.

Global Economic Period In Review

US stocks experienced mixed returns in the fiscal year ended May 31, 2019, as volatility and downside risk returned to the markets in late 2018.

The period began with a mostly positive trend as stocks continued to rebound from the volatility spike in February 2018.

However, in late September 2018 volatility returned to the markets. This led to a dismal end of the calendar year as equity markets recorded the worst December performance since the Great Depression in the 1930’s.

Broad US stocks broke out of the slump just after Christmas and experienced a strong start to 2019. The S&P 500 posted the best first quarter gain since 1998 and reached a new all-time-high by April. Despite the strong recovery, another sell-off in May brought US stock indices well off their high levels.

Small-cap US stocks underperformed large-cap US stocks during the period as the Russell 2000 Index lost 9.04% compared to a gain of 3.78% for the S&P 500 Index. Much of this underperformance came in the last few months 2018 as the Russell 2000 fell more severely than the S&P 500 and failed to recover back to new all-time-highs.

International stocks also performed poorly during the fiscal period as returns mostly lagged behind their US counterparts. Developed international stocks as measured by the MSCI EAFE Index fell 5.75% while emerging market stocks as measured by the MSCI Emerging Markets Index lost 8.70%.

As global equities markets experienced mixed-to-negative results, oil markets also struggled. Oil prices had been trending higher since early-2016, but global growth concerns created a drag for the commodity during the period.

Crude oil fell from $67.04/bbl to $53.50/bbl – a 20.20% loss for the period.

While global stocks and commodities experienced losses during the period, real estate performed better. The Dow Jones US Select REIT Index gained 12.87% as REITs expectations of lower interest rates boosted the asset class.

Gold prices fell a modest 2.28% for the period as the demand for safe-haven asset classes was relatively stable as higher geopolitical risks and higher interest rates increasing the value of the dollar index offset each other. A stronger dollar typically makes dollar-denominated assets, such as gold, more expensive for holders of other currencies, pushing prices lower.

As a whole, it was a mixed-to-negative period in the broad growth investment markets.

ETF Performance Summary

For the fiscal year ended May 31, 2019, the FormulaFolios Hedged Growth ETF underperformed its primary benchmark on a total return basis.

The ETF had a cumulative total return of -6.66% for the fiscal year ended May 31, 2018. In comparison, the ETF’s primary benchmark, the Barclay Hedged Equity Long/Short Index, posted a -1.31% cumulative total return over the same period. The Barclay Equity Long/Short Index is a hedge fund index in which managers have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position.

Throughout the period the Hedged Growth ETF maintained a net long position, while Funds within the Barclay Equity Long/Short Index likely hedged exposure to equity markets more significantly. This excess long exposure resulted in the ETF achieving a more negative return as major stock indices were mostly negative during the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

How Market Conditions Affected ETF

The equity exposure level of the ETF was the largest contributor to its performance relative to the benchmark.

Throughout the period, US economic data was strong. Specifically, labor markets have experienced steady growth as the unemployment rate fell to 3.6% - its lowest level since 1969.

As the US economy remained relatively healthy, broad equity indices trended higher for the early part the period. However, geopolitical tensions and uncertainties caused higher levels of volatility and downside pressure despite a strong fundamental backdrop.

The ETF was heavily invested in equity securities of various market capitalizations (small, mid, and large-cap) for much of the period. This resulted in a drag on returns as broad equity markets experienced some negative momentum.

While the Barclay Equity Long/Short Index has the ability to shift from a net long position to a net short position, it appears most funds within the Index maintained a somewhat hedged position throughout the period. This is illustrated by the Index achieving somewhat consistent, yet lagging the large-cap US stock market, total returns.

Sector exposure also played a factor in ETF performance. The ETF was overweight in the Financials sector early in the period. The Financials sector experienced underperformance relative to the S&P 500 and other broad stock market indices through the end of 2018. This exposure increased the downside risk throughout the fiscal year before shifting to the more defensive healthcare sector.

Investment Strategy

At FormulaFolio Investments, we are committed to our distinct methods of asset management with the goal of achieving above-average risk adjusted returns over a long time horizon. We believe by using emotion-free, statistically significant quantitative algorithms to aid in the investment decision making process and help avoid typical investing biases, we can achieve this goal.

The ETF utilizes two proprietary investment models when selecting investments, and invests primarily in domestic equity securities of various market capitalizations, with the ability to hedge using US Treasuries and inverse market positions through other unaffiliated exchange traded funds.

The first investment model identifies trends in the US equity markets. If the model indicates that the ETF should be in the market because the market is doing well as measured by a blend of various technical momentum indicators, the model will suggest investments in leveraged and non-leveraged ETFs ranging from small-cap, mid-cap, and large-cap. However, if the model indicates that the ETF should not be in the market because the market is doing poorly, the model will suggest investments in US treasuries and/or inverse equity index ETFs.

The second investment model uses two sub-strategies of equal weights within the model. The first sub-strategy identifies trends in the equity markets. It suggests investments in a diversified mix of US equity ETFs if the market is doing well and suggests investments in US treasury ETFs if the market is doing poorly. The second sub-strategy analyzes the individual sectors of the S&P 500 to determine the sectors with the greatest momentum and lowest volatility. The ETF then invests in the single sector the model indicates has the highest risk-adjusted returns (lowest volatility and the greatest momentum). If the model indicates that the ETF should not be in the market because the market is doing poorly, the ETF invests in US treasury ETFs.

Overall, the ETF seeks to provide a flexible allocation based on the prevailing market environment conditions. This gives the ETF the ability to capture upward equity market movements while maintaining the ability to minimize drawdowns during unfavorable investment environments.

A Look Ahead for Next Year

The ETF is fully invested in US equities as of the end of the fiscal year ended May 31, 2019. Furthermore, due to the stronger risk-on investment environment since the start of 2019, the ETF has slight leverage exposure at this time (approximately 14% leveraged).

Despite the recent heightened volatility, US equity markets continue to appear favorable based on strong economic data. Stocks have broadly rallied on the back of recent tax cuts and strong corporate earnings in recent years while bonds (as well as other safe-haven asset classes) have lagged behind.

This trend is expected to persist through the upcoming period as the US economy remains relatively healthy and interest rates seem poised to stabilize in the near-term as the Fed pauses rate hikes.

While volatility has become more of a factor in late 2018 and 2019, many geopolitical events have contributed to the recent uncertainty. Generally, geopolitical events are short-lived while fundamentals drive the direction of the markets in the long-term.

The markets are always unknown and conditions can change without notice, but with the current underlying conditions equities have the potential for further gains, while the model algorithm provides the ability to hedge against downside risks.

Thank you for your continued investment in the FormulaFolios Hedged Growth ETF. As always, we are committed to working to achieve the most desirable risk adjusted returns over a full market cycle to continue bringing you value as a shareholder.

The views and opinions expressed within this letter are those of ForumulaFolio Investments. These views and opinions are subject to change at any time based on changes in the economy and financial markets. These views and opinions do not constitute investment advice or recommendations and investors should not act on the information discussed within this letter. The information provided is not a complete analysis of every market, country, industry, security, or the Fund. Statements of fact are from sources considered reliable, but FormulaFolio Investments makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The referenced indices are shown for general market comparisons and are not meant to represent the Fund. Investors cannot directly invest in an index; unmanaged index returns do not reflect any fees, expenses or sales charges.

S&P 500 Index – The S&P 500 is a market capitalization weighted equity index and seeks to act as a benchmark for large-cap US stocks. This index measures the performance of 500 large publicly traded US stocks.

MSCI EAFE Index – The MSCI EAFE Index is designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The Index is available for a number of regions, market segments/sizes and covers approximately 85% of the free float-adjusted market capitalization in each of the 21 countries.

MSCI Emerging Markets Index – The MSCI Emerging Markets Index captures large and mid-cap representation across 24 Emerging Markets countries (such as Brazil, China, and India). With 846 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country

Dow Jones US Select REIT Index – The Dow Jones U.S. Select REIT Index tracks the performance of publicly traded REITs and REIT-like securities and is designed to serve as a proxy for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate.

Russell 2000 Index – The Russell 2000 is a market capitalization weighted equity index and seeks to act as a benchmark for small-cap US stocks. This index measures the performance of the 2000 smallest publicly traded US stocks within the larger Russell 3000 Index (the Russell 3000 seeks to benchmark the entire US stock market)

Barclay Equity Long/Short Index – This directional strategy involves equity-oriented investing on both the long and short sides of the market. The objective is not to be market neutral. Managers have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position. Managers may use futures and options to hedge. The focus may be regional or sector specific.

3557-NLD-7/29/2019

FormulaFolio Investments (FFI) is a Registered Investment Advisor that offers a distinct approach compared to traditional asset management. FFI uses emotion-free, statistically significant quantitative algorithms to aid in the investment decision making process. Unlike many quantitative investment firms, however, FFI focuses on longer-term market trends and lower turnover rather than using a high-frequency trading approach. With the ever-changing investment landscape, it is more important than ever to prepare for and adapt to new economic regimes. This is why FFI focuses time and talents on developing smarter investment formulas. By removing investing prejudices with an algorithmic based approach, FFI believes investors can substantially increase the statistical probability of successful investment outcomes over time.

Dear FormulaFolios Smart Growth ETF Shareholder,

The fiscal year ended May 31, 2019, was mixed-to-negative period for most growth asset classes.

Broad equity markets started the period on a slightly positive note as global stocks moved higher, recovering from the volatility experienced in February 2018. However, volatility spiked higher in December, causing major stock indices to reach official correction territory (a market correction is considered a price decline of 10% or more).

Stocks recovered sharply at the beginning of 2019, but experienced more volatility in May to end the period mixed, well off the recent high levels.

Commodities also experienced higher levels of volatility as oil prices contracted on global growth worries, resulting in negative performance for the asset class during the fiscal year ended May 31, 2019.

A major exception to the somewhat disappointing year was in real estate. Despite some volatility, the asset class trended higher during the period as expectations of falling interest rates pushed prices higher.

While broad growth markets were mixed-to-negative for the period, economic data and growth remained mostly positive. However, there are still many geopolitical risks and uncertainties present. Most notably, the ongoing tariff uncertainties between the US and

China as well as Brexit uncertainty could result in continued heightened volatility in equity markets.

It is important to remember the future is largely independent of the past - nobody knows exactly what the future holds. This is why it is so imperative to stay committed to a smart investment strategy over the course of many periods.

The following pages of this annual report include information about your ETF, as well as a discussion regarding the global economic environment during the fiscal period ended May 31, 2019, and how recent prevailing economic factors affected ETF performance.

Please remember all securities markets fluctuate, as do ETF prices. Though it impossible to eliminate all market risk, we believe active investment management can help mitigate the downside risk of investing.

Sincerely,

Jason Wenk
Founder and Chief Investment Strategist
FormulaFolio Investments

This letter reflects FormulaFolio Investments analysis and opinions as of May 31, 2019. The information is not a complete analysis of every aspect of any market, country, industry, security or Fund.

Global Economic Period In Review

US stocks experienced mixed returns in the fiscal year ended May 31, 2019 as volatility and downside risk returned to the markets in late 2018.

The period began with a mostly positive trend as stocks continued to rebound from the volatility spike in February 2018.

However, in late September 2018 volatility returned to the markets. This led to a dismal end of the calendar year as equity markets recorded the worst December performance since the Great Depression in the 1930’s.

Broad US stocks broke out of the slump just after Christmas and experienced a strong start to 2019. The S&P 500 posted the best first quarter gain since 1998 and reached a new all-time-high by April. Despite the strong recovery, another sell-off in May brought US stock indices well off their high levels.

Small-cap US stocks underperformed large-cap US stocks during the period as the Russell 2000 Index lost 9.04% compared to a gain of 3.78% for the S&P 500 Index. Much of this underperformance came in the last few months 2018 as the Russell 2000 fell more severely than the S&P 500 and failed to recover back to new all-time-highs.

International stocks also performed poorly during the fiscal period as returns mostly lagged behind their US counterparts. Developed international stocks as measured by the MSCI EAFE Index fell 5.75% while emerging market stocks as measured by the MSCI Emerging Markets Index lost 8.70%.

As global equities markets experienced mixed-to-negative results, oil markets also struggled. Oil prices had been trending higher since early-2016, but global growth concerns created a drag for the commodity during the period. Crude oil fell from $67.04/bbl to $53.50/bbl – a 20.20% loss for the period.

While global stocks and commodities experienced losses during the period, real estate performed better. The Dow Jones US Select REIT Index gained 12.87% as REITs expectations of lower interest rates boosted the asset class.

Gold prices fell a modest 2.28% for the period as the demand for safe-haven asset classes was relatively stable as higher geopolitical risks and higher interest rates increasing the value of the dollar index offset each other. A stronger dollar typically makes dollar-denominated assets, such as gold, more expensive for holders of other currencies, pushing prices lower.

As a whole, it was a mixed-to-negative period in the broad growth investment markets.

ETF Performance Summary

For the fiscal year ended May 31, 2019, the FormulaFolios Smart Growth ETF underperformed its primary benchmark on a total return basis.

The ETF had a cumulative total return of -2.83% for the fiscal year ended May 31, 2019. In comparison, the ETF’s primary benchmark, the Dow Jones Aggressive Portfolio Index, posted a -1.97% cumulative total return over the same period. The Dow Jones Aggressive Portfolio Index acts a broadly diversified buy-and-hold benchmark. This index aims to achieve 100% of the risk of an all-stock index based on the trailing 36-month semi-variance. The all-stock portfolio includes a blend of US and non-US stocks, with varying market capitalizations.

Throughout the period, the ETF maintained a constant allocation in US stocks, international stocks, and REITs. This consistent exposure to broad global stocks resulted in a negative return, while the holding in smaller-cap US stocks and international stocks caused a slight drag in total returns compared to the benchmark.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

How Market Conditions Affected ETF

The equity exposure level of the ETF was the largest contributor to its performance.

Throughout the period, US economic data was strong. Specifically, labor markets have experienced steady growth as the unemployment rate fell to 3.6% - its lowest level since 1969.

As the US economy remained relatively healthy, broad equity indices trended higher for the early part the period. However, geopolitical tensions and uncertainties caused higher levels of volatility and downside pressure despite a strong fundamental backdrop.

The ETF was heavily invested in equity securities of various market capitalizations (small, mid, and large-cap) as well as international stocks for much of the period. This resulted in a drag on returns as broad equity markets, especially global markets, experienced some negative momentum.

Market capitalization exposure also played a factor in ETF performance. While smaller stocks had performed well in the earlier part of the fiscal period, they ended the period negative, causing a drag on returns.

However, the higher exposure to REITs helped negate some of the negative impact from other holdings as REITs outperformed most stock asset classes through the year.

Investment Strategy

At FormulaFolio Investments, we are committed to our distinct methods of asset management with the goal of achieving above-average risk adjusted returns over a long time horizon. We believe by using emotion-free, statistically significant quantitative algorithms to aid in the investment decision making process and help avoid typical investing biases, we can achieve this goal.

When selecting investments for the ETF, our proprietary model uses a screen composed of numerous technical, economic, sentiment, and market breadth indicators to analyze macroeconomic conditions in order to determine the strength of broad growth and equity markets.

By combining numerous market indicators into a single screen, the model has the ability to react to major market movements while avoiding the numerous “false positive” signals experienced when using a single stand-alone indicator. This helps reduce overall portfolio turnover, resulting in greater tax efficiency and a more passive portfolio.

The ETF will generally be 100% invested in growth-oriented ETFs when the investment screen indicates a bullish trend for broad growth markets, and will generally be 50% invested in growth-oriented equity ETFs and 50% invested in US Treasuries to hedge risk when the investment screen indicates a bearish trend for broad growth markets.

This gives the ETF the ability to capture upward equity market movements while maintaining the ability to minimize drawdowns during unfavorable investment environments.

A Look Ahead for Next Period

The ETF is fully invested among US stocks, international stocks, and REITs as of the end of the fiscal year ended May 31, 2019. This is consistent with our expectations of the model based on prevailing market conditions.

Despite the recent heightened volatility, US equity markets continue to appear favorable based on strong economic data. Stocks have broadly rallied on the back of recent tax cuts and strong corporate earnings in recent years while bonds (as well as other safe-haven asset classes) have lagged behind.

This trend is expected to persist through the upcoming period as the US economy remains relatively healthy and interest rates seem poised to stabilize in the near-term as the Fed pauses rate hikes.

While volatility has become more of a factor in late 2018 and 2019, many geopolitical events have contributed to the recent uncertainty. Generally, geopolitical events are short-lived while fundamentals drive the direction of the markets in the long-term.

The markets are always unknown and conditions can change without notice, but with the current underlying conditions equities have the potential for further gains, while the model algorithm provides the ability to hedge against downside risks.

Thank you for your continued investment in the FormulaFolios Smart Growth ETF. As always, we are committed to working to achieve the most desirable risk adjusted returns over a full market cycle to continue bringing you value as a shareholder.

The views and opinions expressed within this letter are those of ForumulaFolio Investments. These views and opinions are subject to change at any time based on changes in the economy and financial markets. These views and opinions do not constitute investment advice or recommendations and investors should not act on the information discussed within this letter. The information provided is not a complete analysis of every market, country, industry, security, or the Fund. Statements of fact are from sources considered reliable, but FormulaFolio Investments makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The referenced indices are shown for general market comparisons and are not meant to represent the Fund. Investors cannot directly invest in an index; unmanaged index returns do not reflect any fees, expenses or sales charges.

S&P 500 Index – The S&P 500 is a market capitalization weighted equity index and seeks to act as a benchmark for large-cap US stocks. This index measures the performance of 500 large publicly traded US stocks.

MSCI EAFE Index – The MSCI EAFE Index is designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The Index is available for a number of regions, market segments/sizes and covers approximately 85% of the free float -adjusted market capitalization in each of the 21 countries.

MSCI Emerging Markets Index – The MSCI Emerging Markets Index captures large and mid-cap representation across 24 Emerging Markets countries (such as Brazil, China, and India). With 846 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country

Dow Jones US Select REIT Index – The Dow Jones U.S. Select REIT Index tracks the performance of publicly traded REITs and REIT-like securities and is designed to serve as a proxy for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate.

Russell 2000 Index – The Russell 2000 is a market capitalization weighted equity index and seeks to act as a benchmark for small-cap US stocks. This index measures the performance of the 2000 smallest publicly traded US stocks within the larger Russell 3000 Index (the Russell 3000 seeks to benchmark the entire US stock market)

Dow Jones Aggressive Portfolio Index – The Dow Jones Aggressive Portfolio Index acts as a broadly diversified buy-and-hold benchmark. This index aims to achieve 100% of the risk of an all-stock index based on the trailing 36-month semi-variance. The all-stock portfolio includes a blend of US and non-US stocks, with varying market capitalizations.

3559-NLD-7/29/2019

FormulaFolio Investments (FFI) is a Registered Investment Advisor that offers a distinct approach compared to traditional asset management. FFI uses emotion-free, statistically significant quantitative algorithms to aid in the investment decision making process. Unlike many quantitative investment firms, however, FFI focuses on longer-term market trends and lower turnover rather than using a high-frequency trading approach. With the ever-changing investment landscape, it is more important than ever to prepare for and adapt to new economic regimes. This is why FFI focuses time and talents on developing smarter investment formulas. By removing investing prejudices with an algorithmic based approach, FFI believes investors can substantially increase the statistical probability of successful investment outcomes over time.

Dear FormulaFolios Tactical Growth ETF Shareholder,

The fiscal year ended May 31, 2019, was mixed-to-negative period for most growth asset classes.

Broad equity markets started the period on a slightly positive note as global stocks moved higher, recovering from the volatility experienced in February 2018. However, volatility spiked higher in December, causing major stock indices to reach official correction territory (a market correction is considered a price decline of 10% or more).

Stocks recovered sharply at the beginning of 2019, but experienced more volatility in May to end the period mixed, well off the recent high levels.

Commodities also experienced higher levels of volatility as oil prices contracted on global growth worries, resulting in negative performance for the asset class during the fiscal year ended May 31, 2019.

A major exception to the somewhat disappointing year was in real estate. Despite some volatility, the asset class trended higher during the period as expectations of falling interest rates pushed prices higher.

While broad growth markets were mixed-to-negative for the period, economic data and growth remained mostly positive. However, there are still many geopolitical risks and uncertainties present. Most notably, the ongoing tariff uncertainties between the US and

China as well as Brexit uncertainty could result in continued heightened volatility in equity markets.

It is important to remember the future is largely independent of the past - nobody knows exactly what the future holds. This is why it is so imperative to stay committed to a smart investment strategy over the course of many periods.

The following pages of this annual report include information about your ETF, as well as a discussion regarding the global economic environment during the fiscal year ended May 31, 2019, and how recent prevailing economic factors affected ETF performance.

Please remember all securities markets fluctuate, as do ETF prices. Though it impossible to eliminate all market risk, we believe active investment management can help mitigate the downside risk of investing.

Sincerely,

Jason Wenk
Founder and Chief Investment Strategist
FormulaFolio Investments

This letter reflects FormulaFolio Investments analysis and opinions as of May 31, 2019. The information is not a complete analysis of every aspect of any market, country, industry, security or Fund.

Global Economic Period In Review

US stocks experienced mixed returns in the fiscal year ended May 31, 2019, as volatility and downside risk returned to the markets in late 2018.

The period began with a mostly positive trend as stocks continued to rebound from the volatility spike in February 2018.

However, in late September 2018 volatility returned to the markets. This led to a dismal end of the calendar year as equity markets recorded the worst December performance since the Great Depression in the 1930’s.

Broad US stocks broke out of the slump just after Christmas and experienced a strong start to 2019. The S&P 500 posted the best first quarter gain since 1998 and reached a new all-time-high by April. Despite the strong recovery, another sell-off in May brought US stock indices well off their high levels.

Small-cap US stocks underperformed large-cap US stocks during the period as the Russell 2000 Index lost 9.04% compared to a gain of 3.78% for the S&P 500 Index. Much of this underperformance came in the last few months 2018 as the Russell 2000 fell more severely than the S&P 500 and failed to recover back to new all-time-highs.

International stocks also performed poorly during the fiscal period as returns mostly lagged behind their US counterparts. Developed international stocks as measured by the MSCI EAFE Index fell 5.75% while emerging market stocks as measured by the MSCI Emerging Markets Index lost 8.70%.

As global equities markets experienced mixed-to-negative results, oil markets also struggled. Oil prices had been trending higher since early-2016, but global growth concerns created a drag for the commodity during the period.

Crude oil fell from $67.04/bbl to $53.50/bbl – a 20.20% loss for the period.

While global stocks and commodities experienced losses during the period, real estate performed better. The Dow Jones US Select REIT Index gained 12.87% as REITs expectations of lower interest rates boosted the asset class.

Gold prices fell a modest 2.28% for the period as the demand for safe-haven asset classes was relatively stable as higher geopolitical risks and higher interest rates increasing the value of the dollar index offset each other. A stronger dollar typically makes dollar-denominated assets, such as gold, more expensive for holders of other currencies, pushing prices lower.

As a whole, it was a mixed-to-negative period in the broad growth investment markets.

ETF Performance Summary

For the fiscal year ended May 31, 2019, the FormulaFolios Tactical Growth ETF underperformed its primary benchmark on a total return basis.

The ETF had a cumulative total return of -3.81% for the fiscal year ended May 31, 2019. In comparison, the ETF’s primary benchmark, the Barclay Global Macro Index, posted a -0.60% cumulative total return over the same period. The Barclay Global Macro Index is a hedge fund index in which managers have the ability to carry long and short positions in any of the world’s major capital or derivative markets. The portfolios of these funds can include stocks, bonds, currencies, and commodities in the form of cash or derivatives instruments. Most funds invest globally in both developed and emerging markets.

Throughout the period, the ETF maintained a steady allocation in US and international stocks, while also shifting between real estate, gold, and bond holdings later in the year. This somewhat higher exposure to broad global stocks resulted in a larger negative return for the ETF compared to its benchmark as major stock indices were mostly lower during the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

How Market Conditions Affected ETF

The asset class exposure of the ETF during the period was the largest contributor to its performance relative to the benchmark.

Throughout the period, US economic data was strong. Specifically, labor markets have experienced steady growth as the unemployment rate fell to 3.6% - its lowest level since 1969.

As the US economy remained relatively healthy, broad equity indices trended higher for the early part the period. However, geopolitical tensions and uncertainties caused higher levels of volatility and downside pressure despite a strong fundamental backdrop.

The ETF maintained healthy allocations in both US and international equity securities during the period, causing a drag on returns as broad equity markets experienced some negative momentum.

As market volatility increased, the ETF shifted a portion of its assets into gold in attempt to mitigate downside risk. This exposure helped reduce total downside risk and daily volatility in 2019, but also created a slight drag on returns as stocks rebounded off their low levels.

Investment Strategy

At FormulaFolio Investments, we are committed to our distinct methods of asset management with the goal of achieving above-average risk adjusted returns over a long time horizon. We believe by using emotion-free, statistically significant quantitative algorithms to aid in the investment decision making process and help avoid typical investing biases, we can achieve this goal.

When selecting investments for the ETF, our proprietary model uses a two-factor screen and rank process to analyze major asset classes (US stocks, international stocks, REITs, gold, and US aggregate bonds) based on the strongest blend of price momentum, which measures the rate of the rise or fall in stock prices.

Following the screening process, the three highest-ranked asset classes are allocated to the ETF in approximately equal weights, while the two lowest ranked asset classes are left out of the ETF. When few (2 or fewer) or none of the asset classes meet the model’s price momentum screen criteria, the ETF may invest heavily in shorter-term bonds or cash-lie securities until more asset classes become favorable for investing.

The maximum weight for any individual asset class is approximately 33.33%. Due to the weight limits, the ETF will generally maintain a broadly diversified allocation.

By using a tactical approach to investing, the ETF has the potential to take advantage of longer-term positive trends among various asset classes while maintaining the ability to minimize drawdowns during unfavorable investment environments

A Look Ahead for Next Year

The ETF is fully invested among US stocks, REITs, and gold as of the end of the fiscal year ended May 31, 2019. This is consistent with our expectations of the model based on prevailing market conditions.

Volatility and geopolitical risks have been persistent, causing some uncertainty in broad financial markets. Gold is often considered a safe-haven asset and generally performs best when there is more pessimism or political risk in the global markets. With the heightened volatility, the model has been using gold as a hedge against further unknown risks.

Despite the recent heightened volatility, US equity markets continue to appear favorable based on strong economic data. Stocks have broadly rallied on the back of recent tax cuts and strong corporate earnings in recent years while bonds (as well as other safe-haven asset classes) have lagged behind.

This trend is expected to persist through the upcoming period as the US economy remains relatively healthy and interest rates seem poised to stabilize in the near-term as the Fed pauses rate hikes.

While volatility has become more of a factor in late 2018 and 2019, many geopolitical events have contributed to the recent uncertainty. Generally, geopolitical events are short-lived while fundamentals drive the direction of the markets in the long-term.

The markets are always unknown and conditions can change without notice, but with the current underlying conditions equities have the potential for further gains, while gold provides the ability to partially hedge against geopolitical risks.

Thank you for your continued investment in the FormulaFolios Tactical Growth ETF. As always, we are committed to working to achieve the most desirable risk adjusted returns over a full market cycle to continue bringing you value as a shareholder.

The views and opinions expressed within this letter are those of ForumulaFolio Investments. These views and opinions are subject to change at any time based on changes in the economy and financial markets. These views and opinions do not constitute investment advice or recommendations and investors should not act on the information discussed within this letter. The information provided is not a complete analysis of every market, country, industry, security, or the Fund. Statements of fact are from sources considered reliable, but FormulaFolio Investments makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The referenced indices are shown for general market comparisons and are not meant to represent the Fund. Investors cannot directly invest in an index; unmanaged index returns do not reflect any fees, expenses or sales charges.

S&P 500 Index – The S&P 500 is a market capitalization weighted equity index and seeks to act as a benchmark for large-cap US stocks. This index measures the performance of 500 large publicly traded US stocks.

MSCI EAFE Index – The MSCI EAFE Index is designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The Index is available for a number of regions, market segments/sizes and covers approximately 85% of the free float -adjusted market capitalization in each of the 21 countries.

MSCI Emerging Markets Index – The MSCI Emerging Markets Index captures large and mid-cap representation across 24 Emerging Markets countries (such as Brazil, China, and India). With 846 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country

Dow Jones US Select REIT Index – The Dow Jones U.S. Select REIT Index tracks the performance of publicly traded REITs and REIT-like securities and is designed to serve as a proxy for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate.

Russell 2000 Index – The Russell 2000 is a market capitalization weighted equity index and seeks to act as a benchmark for small-cap US stocks. This index measures the performance of the 2000 smallest publicly traded US stocks within the larger Russell 3000 Index (the Russell 3000 seeks to benchmark the entire US stock market)

Barclay Global Macro Index – Global Macro managers carry long and short positions in any of the world’s major capital or derivative markets. These positions reflect their views on overall market direction as influenced by major economic trends and/or events. The portfolios of these funds can include stocks, bonds, currencies, and commodities in the form of cash or derivatives instruments. Most funds invest globally in both developed and emerging markets.

3560-NLD-7/29/2019

FormulaFolio Investments (FFI) is a Registered Investment Advisor that offers a distinct approach compared to traditional asset management. FFI uses emotion-free, statistically significant quantitative algorithms to aid in the investment decision making process. Unlike many quantitative investment firms, however, FFI focuses on longer-term market trends and lower turnover rather than using a high -frequency trading approach. With the ever-changing investment landscape, it is more important than ever to prepare for and adapt to new economic regimes. This is why FFI focuses time and talents on developing smarter investment formulas. By removing investing prejudices with an algorithmic based approach, FFI believes investors can substantially increase the statistical probability of successful investment outcomes over time.

Dear FormulaFolios Tactical Income ETF Shareholder,

The fiscal year ended May 31, 2019, was a broadly positive period for most US fixed-income asset classes as broad bond markets have experienced an upward trend since November 2018.

The period began with broad bond asset classes experiencing mixed returns as the Fed continued to hike rates but global uncertainties increased demand for safe-haven asset classes. However, this trend reversed late in 2018 and early 2019 as stocks became volatile and the Fed hinted at pausing rate hikes, resulting in rising bond prices.

Looking ahead, it appears many of the headwinds experienced over the past period have faded in bond markets. Interest rates have dropped since May 2018, and it is widely anticipated rates will continue to gradually fall in the foreseeable future. The Federal Reserve has paused rate hikes and may even cut rates within the next year, with global uncertainties supporting this stance. Though interest rates are not expected to rapidly fall, gradually lower rates could provide further upward pressure for bond prices over the next fiscal period.

While lower interest rates are expected, it is important to remember the future is largely independent of the past - nobody knows exactly what the future holds. This is why it is so imperative to stay committed to a smart investment strategy over the course of many periods.

The following pages of this annual report include information about your ETF, as well as a discussion regarding the global economic environment during the fiscal year ended May 31, 2019 and how recent prevailing factors affected ETF performance.

Please remember all securities markets fluctuate, as do ETF prices. Though it impossible to eliminate all market risk, we believe active investment management can help mitigate the downside risk of investing – even in more conservative asset categories such as bond markets.

Sincerely,

Jason Wenk
Founder and Chief Investment Strategist
FormulaFolio Investments

This letter reflects FormulaFolio Investments analysis and opinions as of May 31, 2019. The information is not a complete analysis of every aspect of any market, country, industry, security or Fund.

Global Economic Period In Review

The fiscal year ended May 31, 2019, saw a dynamic shift in broad US bond markets.

While interest rates had been trending higher in recent years as the Fed hiked the federal funds rate, a pause in rate hikes coupled with global growth uncertainty resulted in a decline for bond yields. The 10 year Treasury yield started the period at 2.83% and climbed as high as 3.24%, before cratering to end the period at 2.14%.

The drop in interest rates was largely caused by geopolitical uncertainties coupled with slowing global growth concerns. Specifically, tariff tensions between the US and China as well as slowing growth in the eurozone caused investors to shift toward safer fixed-income asset classes.

Recent uncertainty has even led to expectations of Federal Reserve rate cuts sometime in 2019. Core PCE inflation (personal consumption expenditure prices excluding food and energy), which is the Fed’s preferred measure for inflation, closed the period at 1.6% on a year-over-year basis (still well below the Fed target of 2%). As inflation has weakened, the Fed paused the recent hiking of the federal funds rate during the period, leaving potential to cut rates if necessary.

As rates started to fall, traditional US bond asset classes experienced tailwinds for rising prices (as interest rates go down, bond prices go up).

From May 31, 2018 through October 31, 2018, the Bloomberg Barclays US Aggregate Bond Index was actually down 0.89% as interest rates continued to rise (the 10-period Treasury yield rose from 2.83% to 3.15%). However, the path of lower interest rates took place in November through the end of the period with the 10-period Treasury yield falling from 3.15% to 2.14%. This resulted in a 7.36% gain for the Bloomberg Barclays US Aggregate Bond Index from November 1, 2018 through May 31, 2019, for a total fiscal period gain of 6.40% for the Index.

Similarly, US Treasury bonds and investment-grade corporate bonds were positive for the period as the Bloomberg Barclays US Treasury 7-10 Year Index gained 9.84% and the Markit iBoxx Liquid Investment-Grade Index gained 9.96% respectively.

Though the more-traditional US bond asset classes outperformed as interest rates fell, high-yield US bonds still managed to achieve a modest positive return as the Markit iBoxx Liquid High-Yield Index gained 4.54% for the fiscal period. Despite broadly declining interest rates, credit spreads widened as the risk of default slightly increased due to global uncertainties. This somewhat offset the positive effect of price increases caused from lower broad interest rates.

ETF Performance Summary

For the fiscal year ended May 31, 2019, the FormulaFolios Tactical Income ETF slightly underperformed its primary benchmark on a total return basis.

The ETF had a cumulative total return of 3.77% for the fiscal year ended May 31, 2019. In comparison, the ETF’s primary benchmark, the Bloomberg Barclays US Aggregate Bond Index, which is a broad measure of total US bond market performance, posted a 6.40% cumulative total return over the same period.

A large amount of this slight underperformance can be attributed to the middle of the fiscal period as there was a short-term reversal from the previously prevailing trends earlier in 2018. In the first part of the year the ETF was heavily weighted toward high-yield bonds and underweighted in traditional bonds (such as Treasuries). At the time, US bonds had been trending down due to rising interest rates while high-yield bonds were experiencing positive momentum.

However, in November, US bond yields fell sharply due to political tensions and global growth uncertainties as investors shifted to safe-haven asset classes. While traditional US bonds experienced a positive movement from this event, high-yield bonds temporarily trended lower.

This resulted in the Bloomberg Barclays US Aggregate Bond Index gaining 7.36% and the FormulaFolios Tactical Income ETF gaining only 3.47% since November – a 3.89% divergence in the last half of the fiscal period.

Despite this short-term negative divergence, the ETF has continued to shift its exposure in attempt to take advantage of a gradual falling rate environment - increasing interest rate specific risk. As of May 2019, the ETF increased its exposure to treasury bonds and corporate investment-grade bonds. This position offers the potential to achieve a modest yield while maintaining a higher upside potential for price appreciation if interest rates continue to fall.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

How Market Conditions Affected ETF

Interest rate patterns were the largest contributors to ETF performance throughout a majority of the period, while geopolitical events played a factor in rate movements.

In the first half of the period, the ETF experienced mostly flat returns as rates continued to rise. However, since the end of 2018, the ETF has experienced upward price pressure as rates have been falling at a faster pace.

While interest rate trends were the main driver behind returns through much of the period, geopolitical events played a major factor in this. In late 2018, it appeared the Fed was going to continue rising rates into 2019, and trade tensions escalated between the US and China. This caused many investors to panic, leading to a sharp equity market sell-off. The sell-off in equities created a higher demand for safe-haven asset classes (such as traditional bonds), causing yields to fall.

To take advantage of the potential for continuing falling rates, the ETF has increased its interest rate exposure by shifting more assets into US Treasury bonds and corporate -investment grade bonds, while still maintaining a healthy exposure in high-yield corporate bonds. These bond categories are expected to provide a strong yield while mitigating further downside risk, assuming the broad US economy remains healthy.

Investment Strategy

At FormulaFolio Investments, we are committed to our distinct methods of asset management with the goal of achieving above-average risk adjusted returns over a long time horizon. We believe by using emotion-free, statistically significant quantitative algorithms to aid in the investment decision making process and help avoid typical investing biases, we can achieve this goal.

When selecting investments for the ETF, our proprietary model uses a two-factor screen and rank process to analyze major fixed-income asset classes (US Treasuries, investment-grade US corporate bonds, high-yield US bonds, US aggregate bonds, and international government bonds) based on the strongest combination of yield spread and price momentum (higher price momentum and lower yield spreads).

Following the screening process, the three highest-ranked asset classes are allocated to the ETF, while the two lowest ranked asset classes are left out of the ETF. When few (2 or fewer) or none of the asset classes meet the model’s price momentum screen criteria, the ETF may invest heavily in shorter-term bonds or cash-lie securities until more asset classes become favorable for investing.

By using a tactical approach to investing, the ETF has the potential to take advantage of longer-term positive bond trends while maintaining the ability to minimize drawdowns during unfavorable investment environments.

A Look Ahead for Next Year

The ETF is fully invested as of the end of the fiscal year ended May 31, 2019. The ETF has increased traditional bond asset class exposure in attempt to enhance interest rate movements. Going into the new fiscal period, the ETF is mostly invested in high-yield corporate bonds, US Treasury bonds, and corporate investment-grade bonds.

Broad interest rates have been trending lower since late 2018 and many investors expect this to continue into the upcoming period as global growth worries persist and the Fed is widely projected to cut rates. While rates are expected to decline at a gradual pace, a persistent trend lower could result in positive traditional bond returns in the near-term (within the next period). In this scenario, the ETF would likely continue to hold a healthy mix of high-yield bonds and traditional US bonds.

However, if growth accelerates or if geopolitical risks subside, this trend could reverse. Namely, a positive announcement on tariffs or Brexit could result in less volatile equity markets – decreasing investor demand for safe-haven asset classes and pushing interest rates higher.

Thank you for your continued investment in the FormulaFolios Tactical Income ETF. As always, we are committed to working to achieve the most desirable risk adjusted returns over a full market cycle to continue bringing you value as a shareholder.

The views and opinions expressed within this letter are those of ForumulaFolio Investments. These views and opinions are subject to change at any time based on changes in the economy and financial markets. These views and opinions do not constitute investment advice or recommendations and investors should not act on the information discussed within this letter. The information provided is not a complete analysis of every market, country, industry, security, or the Fund. Statements of fact are from sources considered reliable, but FormulaFolio Investments makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The referenced indices are shown for general market comparisons and are not meant to represent the Fund. Investors cannot directly invest in an index; unmanaged index returns do not reflect any fees, expenses or sales charges.

Bloomberg Barclays US Aggregate Bond Index – The Bloomberg Barclays Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage backed securities, asset-backed securities, and commercial mortgage-backed securities; it represents the performance of the total US investment-grade bond market.

Bloomberg Barclays US Treasury 7-10 Year Index – The Bloomberg Barclays US Treasury 7-10 Year Bond Index is part of a series of indices intended to assess the US Treasury market. The Index is market value weighted and is designed to include US dollar denominated, fixed rate securities with minimum term to maturity greater than or equal to seven years and less than ten years.

Markit iBoxx Liquid Investment-Grade Index – The Markit iBoxx Liquid Investment-Grade Index is designed to provide a balanced representation of the USD investment grade corporate market and to meet the investors demand for a USD denominated, highly liquid and representative investment grade corporate index. The Index has been designed to be a subset of the broader USD corporate bond market.

Markit iBoxx Liquid High-Yield Index – The iBoxx Liquid High-Yield Index is designed to reflect the performance of USD denominated high yield corporate debt, offering broad coverage of the USD high yield liquid bond universe. The index is an integral part of the global iBoxx index family, which provides the marketplace with accurate and objective indices by which to assess the performance of bond markets and investments.

3558-NLD-7/29/2019

FormulaFolios Hedged Growth ETF
PORTFOLIO REVIEW (Unaudited)
May 31, 2019

The Fund’s performance figures* for the periods ended May 31, 2019, as compared to its benchmark:

	One	Since
	Year	Inception***
FormulaFolios Hedged Growth ETF - NAV	(6.66)%	2.74%
FormulaFolios Hedged Growth ETF - Market Price	(6.61)%	2.78%
Barclay Hedged Equity Long/Short Index**	(1.31)%	2.50%

*	The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Returns are calculated using the traded net asset value or “NAV” on May 31. 2019. Performance data current to the most recent month end may be obtained by visiting www.FormulaFolioFunds.com or by calling 1-888-562-8880.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing investment company shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. The Fund’s total annual operating expenses are 1.27% per the most recent prospectus.

**	Barclay Hedged Equity Long/Short Index’s directional strategy involves equity-oriented investing on both the long and short sides of the market. The objective is not to be market neutral. Managers have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position. Managers may use futures and options to hedge. The focus may be regional or sector specific.

***	As of the close of business on the day of commencement of trading on June 6, 2017.

The Fund’s top asset classes are as follows:

Asset Class	% of Net Assets
Exchange Traded Funds-Equity Funds	97.5%
Other Assets in Excess of Liabilities	2.5%
Total	100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

FormulaFolios Smart Growth ETF
PORTFOLIO REVIEW (Unaudited)
May 31, 2019

The Fund’s performance figures* for the periods ended May 31, 2019, as compared to its benchmark:

	One	Since
	Year	Inception***
FormulaFolios Smart Growth ETF - NAV	(2.83)%	1.40%
FormulaFolios Smart Growth ETF - Market Price	(2.88)%	1.35%
Dow Jones Aggressive Portfolio Index**	(1.97)%	2.14%

*	The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Returns are calculated using the traded net asset value or “NAV” on May 31, 2019. Performance data current to the most recent month end may be obtained by visiting www.FormulaFolioFunds.com or by calling 1-888-562-8880.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing investment company shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. The Fund’s total annual operating expenses are 1.77% per the most recent prospectus.

**	Dow Jones Aggressive Portfolio Index is a benchmark designed for asset allocation strategists who are willing to take 100% of the risk of the global securities market. It is a total returns index formed by equally weighing nine equity style indexes with monthly rebalancing. The nine equity style Indexes Include: Dow Jones U.S. Large Cap Value, Dow Jones U.S. Large Cap Growth, Dow Jones U.S. Mid Cap Value, Dow Jones U.S. Small Cap Value, Dow Jones U.S. Mid Cap Growth, Dow Jones U.S. Small Cap Growth, Dow Jones Emerging Markets LN, Dow Jones Europe/Canada, and Dow Jones Asia/Pacific.

***	As of the close of business on the day of commencement of trading on November 1, 2017.

The Fund’s top asset classes are as follows:

Asset Class	% of Net Assets
Exchange Traded Funds-Equity Funds	99.6%
Other Assets in Excess of Liabilities	0.4%
Total	100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

FormulaFolios Tactical Growth ETF
PORTFOLIO REVIEW (Unaudited)
May 31, 2019

The Fund’s performance figures* for the periods ended May 31, 2019, as compared to its benchmark:

	One	Since
	Year	Inception***
FormulaFolios Tactical Growth ETF - NAV	(3.81)%	(1.60)%
FormulaFolios Tactical Growth ETF - Market Price	(3.77)%	(1.57)%
Barclay Hedge Global Macro Index**	(0.60)%	1.17%

*	The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Returns are calculated using the traded net asset value “NAV” on May 31, 2019. Performance data current to the most recent month end may be obtained by visiting www.FormulaFolioFunds.com or by calling 1-888-562-8880.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing investment company shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. The Fund’s total annual operating expenses are 1.37% per the most recent prospectus.

**	Global Macro managers carry long and short positions in any of the world’s major capital or derivative markets. These positions reflect their views on overall market direction as influenced by major economic trends and or events. The portfolios of these funds can include stocks, bonds, currencies, and commodities in the form of cash or derivatives instruments. Most funds invest globally in both developed and emerging markets.

***	As of the close of business on the day of commencement of trading on November 1, 2017.

The Fund’s top asset classes are as follows:

Asset Class	% of Net Assets
Exchange Traded Funds-Equity Funds	79.8%
Exchange Traded Fund-Commodity Fund	19.4%
Other Assets in Excess of Liabilities	0.8%
Total	100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

FormulaFolios Tactical Income ETF
PORTFOLIO REVIEW (Unaudited)
May 31, 2019

The Fund’s performance figures* for the periods ended May 31, 2019, as compared to its benchmark:

	One	Since
	Year	Inception***
FormulaFolios Tactical Income ETF - NAV	3.77%	1.36%
FormulaFolios Tactical Income ETF - Market Price	3.69%	1.40%
Bloomberg Barclays US Aggregate Bond Index**	6.40%	2.84%

*	The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Returns are calculated using the traded net asset value or “NAV” on May 31, 2019. Performance data current to the most recent month end may be obtained by visiting www.FormulaFolioFunds.com or by calling 1-888-562-8880.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing investment company shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. The Fund’s total annual operating expenses are 1.05% per the most recent prospectus.

**	The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).

***	As of the close of business on the day of commencement of trading on June 6, 2017.

The Fund’s top asset classes are as follows:

Asset Class	% of Net Assets
Exchange Traded Funds-Fixed Income Funds	98.3%
Other Assets in Excess of Liabilities	1.7%
Total	100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s Holdings.

FormulaFolios Hedged Growth ETF
PORTFOLIO OF INVESTMENTS
May 31, 2019

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 97.5%
	EQUITY FUNDS - 97.5%
179,701	Health Care Select Sector SPDR Fund	$15,684,303
28,748	iShares Core S&P 500 ETF	7,971,820
40,886	iShares Core S&P Mid-Cap ETF	7,406,090
212,326	iShares Core S&P Small-Cap ETF	15,535,893
68,029	iShares S&P 100 ETF	8,303,620
80,454	ProShares Ultra Mid-Cap 400	2,846,463
47,179	ProShares Ultra Russell 2000	2,859,991
27,136	ProShares Ultra S&P 500	3,003,413

	TOTAL EXCHANGE TRADED FUNDS (Cost - $65,623,131)	63,611,593

	TOTAL INVESTMENTS - 97.5% (Cost - $65,623,131)	$63,611,593
	OTHER ASSETS IN EXCESS OF LIABILITIES - 2.5%	1,659,489
	NET ASSETS - 100.0%	$65,271,082

ETF - Exchange Traded Fund

SPDR - Standard & Poor’s Depositary Receipts

See accompanying notes to financial statements.

FormulaFolios Smart Growth ETF
PORTFOLIO OF INVESTMENTS
May 31, 2019

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 99.6%
	EQUITY FUNDS - 99.6%
115,908	iShares Core MSCI EAFE ETF	$6,883,776
90,375	iShares Core MSCI Emerging Markets ETF	4,439,220
58,581	iShares Core S&P 500 ETF (See Note 9)	16,244,511
48,225	iShares Core S&P Mid-Cap ETF	8,735,477
118,047	iShares Core S&P Small-Cap ETF	8,637,499
62,988	iShares U.S. Real Estate ETF	5,471,768

	TOTAL EXCHANGE TRADED FUNDS (Cost - $52,518,977)	50,412,251

	TOTAL INVESTMENTS - 99.6% (Cost - $52,518,977)	$50,412,251
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.4%	180,775
	NET ASSETS - 100.0%	$50,593,026

EAFE - Europe, Australasia, and Far East

ETF - Exchange Traded Fund

MSCI - Morgan Stanley Capital Investment

See accompanying notes to financial statements.

FormulaFolios Tactical Growth ETF
PORTFOLIO OF INVESTMENTS
May 31, 2019

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 99.2%
	COMMODITY FUNDS - 19.4%
242,560	Invesco DB Gold Fund*	$9,699,974

	EQUITY FUNDS - 79.8%
99,723	iShares U.S. Real Estate ETF	8,662,937
287,348	VanEck Vectors Gold Miners ETF	6,203,843
97,948	Vanguard Real Estate ETF	8,510,702
117,124	Vanguard Total Stock Market ETF (See Note 9)	16,478,176
		39,855,658

	TOTAL EXCHANGE TRADED FUNDS (Cost - $48,668,500)	49,555,632

	TOTAL INVESTMENTS - 99.2% (Cost - $48,668,500)	$49,555,632
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.8%	376,324
	NET ASSETS - 100.0%	$49,931,956

ETF - Exchange Traded Fund

* - Affiliated issue due to 5% ownership (See Note 7)

See accompanying notes to financial statements.

FormulaFolios Tactical Income ETF
PORTFOLIO OF INVESTMENTS
May 31, 2019

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 98.3%
	FIXED INCOME FUNDS - 98.3%
669,382	Invesco Fundamental High Yield Corporate Bond ETF	$12,383,567
201,102	iShares 20+ Year Treasury Bond ETF	26,511,277
235,646	iShares 7-10 Year Treasury Bond ETF	25,664,206
208,714	iShares iBoxx $ Investment Grade Corporate Bond ETF	25,218,913
514,574	iShares iBoxx High Yield Corporate Bond ETF	43,687,333
341,728	iShares Preferred & Income Securities ETF	12,486,741
408,707	SPDR Bloomberg Barclays High Yield Bond ETF	43,384,248
207,749	VanEck Vectors High-Yield Municipal Index ETF	13,212,836
285,406	Vanguard Intermediate-Term Corporate Bond ETF	25,135,706

	TOTAL EXCHANGE TRADED FUNDS (Cost - $224,999,635)	227,684,827

	TOTAL INVESTMENTS - 98.3% (Cost - $224,999,635)	$227,684,827
	OTHER ASSETS IN EXCESS OF LIABILITIES - 1.7%	3,949,617
	NET ASSETS - 100.0%	$231,634,444

ETF - Exchange Traded Fund

SPDR - Standard & Poor’s Depositary Receipts

See accompanying notes to financial statements.

FormulaFolios ETFs

STATEMENTS OF ASSETS AND LIABILITIES

May 31, 2019

	FormulaFolios	FormulaFolios	FormulaFolios	FormulaFolios
	Hedged Growth	Smart Growth	Tactical Growth	Tactical Income
	ETF	ETF	ETF	ETF
ASSETS
Investment securities:
At cost	$65,623,131	$52,518,977	$48,668,500	$224,999,635
At value	$63,611,593	$50,412,251	$49,555,632	$227,684,827
Cash and cash equivalents	1,732,188	213,373	418,294	4,134,564
Receivable for Investments sold	2,934	—	—	—
Receivable for Fund shares sold	—	3,144,605	1,183,500	—
TOTAL ASSETS	65,346,715	53,770,229	51,157,426	231,819,391

LIABILITIES
Payable for investments purchased	—	3,132,170	1,172,321	—
Investment advisory fees payable	35,710	10,593	17,905	116,151
Payable to related parties	4,426	3,589	3,567	12,456
Trustee fees payable	2,612	2,612	2,612	2,612
Accrued expenses and other liabilities	32,885	28,239	29,065	53,728
TOTAL LIABILITIES	75,633	3,177,203	1,225,470	184,947
NET ASSETS	$65,271,082	$50,593,026	$49,931,956	$231,634,444

Composition of Net Assets:
Paid in capital ($0 par value, unlimited shares authorized)	$67,880,774	$52,699,752	$52,506,002	$236,075,784
Accumulated losses	(2,609,692)	(2,106,726)	(2,574,046)	(4,441,340)
NET ASSETS	$65,271,082	$50,593,026	$49,931,956	$231,634,444

Net Asset Value Per Share:
Shares:
Net Assets	$65,271,082	$50,593,026	$49,931,956	$231,634,444
Shares of beneficial interest outstanding	2,550,000	2,025,000	2,100,000	9,600,000

Net asset value (Net Assets ÷ Shares Outstanding), offering and redemption price per share	$25.60	$24.98	$23.78	$24.13

Net asset value at Market Price	$25.62	$24.96	$23.79	$24.15

See accompanying notes to financial statements.

FormulaFolios ETFs

STATEMENTS OF OPERATIONS

For the Year Ended May 31, 2019

	FormulaFolios	FormulaFolios	FormulaFolios	FormulaFolios
	Hedged Growth	Smart Growth	Tactical Growth	Tactical Income
	ETF	ETF	ETF	ETF
INVESTMENT INCOME
Dividends	$957,743	$766,158	$1,001,728	$7,997,048
TOTAL INVESTMENT INCOME	957,743	766,158	1,001,728	7,997,048

EXPENSES
Investment advisory fees	532,967	137,263	254,642	1,205,534
Administrative services fees	44,513	39,025	36,991	105,451
Interest expense	18,855	—	—	—
Printing expenses	17,320	7,697	9,938	31,181
Professional fees	14,500	14,511	14,511	16,250
Custodian fees	12,357	9,718	12,849	11,264
Legal fees	12,072	8,018	10,617	9,987
Transfer agent fees	11,776	7,221	7,967	5,013
Trustees fees and expenses	9,876	5,489	6,293	18,791
Compliance officer fees	8,920	6,027	7,287	16,449
Insurance expense	3,054	1,170	1,575	8,730
Other expenses	14,975	4,861	6,948	58,494
TOTAL EXPENSES	701,185	241,000	369,618	1,487,144

Less: Fees waived and/or expenses reimbursed by the Adviser	(35,307)	(5,227)	(30,595)	—

NET EXPENSES	665,878	235,773	339,023	1,487,144
NET INVESTMENT INCOME	291,865	530,385	662,705	6,509,904

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized loss from investments	(174,871)	—	(3,172,677)	(5,271,781)
Net realized gain (loss) from in-kind redemptions	240,009	(59,523)	222,165	(267,009)
Net change in unrealized appreciation (depreciation) on investments	(6,013,424)	(2,499,741)	619,318	6,702,711
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS	(5,948,286)	(2,559,264)	(2,331,194)	1,163,921

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,656,421)	$(2,028,879)	$(1,668,489)	$7,673,825

See accompanying notes to financial statements.

FormulaFolios ETFs

STATEMENTS OF CHANGES IN NET ASSETS

FormulaFolios Hedged Growth ETF

	For the Year Ended	For the Period Ended
	May 31, 2019	May 31, 2018 ***
FROM OPERATIONS
Net investment income	$291,865	$199,045
Net realized gain (loss) from investments	(174,871)	829,500
Net realized gain from in-kind redemptions	240,009	103,467
Net change in unrealized appreciation (depreciation) on investments	(6,013,424)	4,001,886
Net increase (decrease) in net assets resulting from operations	(5,656,421)	5,133,898

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(250,005)
Total distributions paid*	(1,499,930)	—
Total Distributions to shareholders	(1,499,930)	(250,005)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	19,950,094	59,539,906
Cost of shares redeemed	(10,585,644)	(1,360,816)
Net increase in net assets from shares of beneficial interest	9,364,450	58,179,090

TOTAL INCREASE IN NET ASSETS	2,208,099	63,062,983

NET ASSETS
Beginning of period	63,062,983	—
End of period **	$65,271,082	$63,062,983

SHARE ACTIVITY
Shares Sold	700,000	2,300,000
Shares Redeemed	(400,000)	(50,000)
Net increase in shares of beneficial interest outstanding	300,000	2,250,000

*	Distributions from net investment income and net realized capital gains are combined for the year ended May 31, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The distributions to shareholders for the period ended May 31, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of period includes accumulated net investment income (loss) of $0 as of May 31, 2018.

***	Commenced operations on June 5, 2017.

See accompanying notes to financial statements.

FormulaFolios ETFs

STATEMENTS OF CHANGES IN NET ASSETS

FormulaFolios Smart Growth ETF

	For the Year Ended	For the Period Ended
	May 31, 2019	May 31, 2018 ***
FROM OPERATIONS
Net investment income	$530,385	$43,581
Net realized loss from in-kind redemptions	(59,523)	—
Net change in unrealized appreciation (depreciation) on investments	(2,499,741)	393,015
Net increase (decrease) in net assets resulting from operations	(2,028,879)	436,596

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(49,890)
Total distributions paid*	(569,513)	—
From distributions to shareholders	(569,513)	(49,890)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	33,245,105	22,447,023
Cost of shares redeemed	(2,887,416)	—
Net increase in net assets from shares of beneficial interest	30,357,689	22,447,023

TOTAL INCREASE IN NET ASSETS	27,759,297	22,833,729

NET ASSETS
Beginning of period	22,833,729	—
End of period **	$50,593,026	$22,833,729

SHARE ACTIVITY
Shares Sold	1,275,000	875,000
Shares Redeemed	(125,000)
Net increase in shares of beneficial interest outstanding	1,150,000	875,000

*	Distributions from net investment income and net realized capital gains are combined for the year ended May 31, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The distributions to shareholders for the period ended May 31, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of period includes accumulated net investment income (loss) of $0 as of May 31, 2018.

***	Commenced operations on October 31, 2017.

See accompanying notes to financial statements.

FormulaFolios ETFs

STATEMENTS OF CHANGES IN NET ASSETS

FormulaFolios Tactical Growth ETF

	For the Year Ended	For the Period Ended
	May 31, 2019	May 31, 2018 ***
FROM OPERATIONS
Net investment income	$662,705	$105,424
Net realized loss from investments	(3,172,677)	(234,369)
Net realized gain from in-kind redemptions	222,165	—
Net change in unrealized appreciation on investments	619,318	267,814
Net increase (decrease) in net assets resulting from operations	(1,668,489)	138,869

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(156,375)
Total distributions paid*	(737,930)	—
From distributions to shareholders	(737,930)	(156,375)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	29,439,182	30,838,065
Cost of shares redeemed	(7,921,366)	—
Net increase in net assets from shares of beneficial interest	21,517,816	30,838,065

TOTAL INCREASE IN NET ASSETS	19,111,397	30,820,559

NET ASSETS
Beginning of Period	30,820,559	—
End of Period **	$49,931,956	$30,820,559

SHARE ACTIVITY
Shares Sold	1,200,000	1,225,000
Shares Redeemed	(325,000)	—
Net increase in shares of beneficial interest outstanding	875,000	1,225,000

*	Distributions from net investment income and net realized capital gains are combined for the year ended May 31, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The distributions to shareholders for the period ended May 31, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of period includes accumulated net investment loss ($40,549) as of May 31, 2018.

***	Commenced operations on October 31, 2017.

See accompanying notes to financial statements.

FormulaFolios ETFs

STATEMENTS OF CHANGES IN NET ASSETS

FormulaFolios Tactical Income ETF

	For the Year Ended	For the Period Ended
	May 31, 2019	May 31, 2018 ***
FROM OPERATIONS
Net investment income	$6,509,904	$4,197,095
Net realized loss from investments	(5,271,781)	(2,015,873)
Net realized loss from in-kind redemptions	(267,009)	(41,297)
Net change in unrealized appreciation (depreciation) on investments	6,702,711	(4,017,519)
Net increase (decrease) in net assets resulting from operations	7,673,825	(1,877,594)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	4,232,260
Total distributions paid*	(6,554,520)	—
From distributions to shareholders	(6,554,520)	4,232,260

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	78,534,808	188,820,263
Cost of shares redeemed	(19,758,954)	(10,971,124)
Net increase in net assets from shares of beneficial interest	58,775,854	177,849,139

TOTAL INCREASE IN NET ASSETS	59,895,159	171,739,285

NET ASSETS
Beginning of Period	171,739,285	—
End of Period **	$231,634,444	$171,739,285

SHARE ACTIVITY
Shares Sold	3,300,000	7,600,000
Shares Redeemed	(850,000)	(450,000)
Net increase in shares of beneficial interest outstanding	2,450,000	7,150,000

*	Distributions from net investment income and net realized capital gains are combined for the year ended May 31, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The distributions to shareholders for the period ended May 31, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of period includes accumulated net investment income (loss) of $0 as of May 31, 2018.

***	Commenced operations on June 5, 2017.

See accompanying notes to financial statements.

FormulaFolios ETFs

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	FormulaFolios Hedged Growth ETF

	For the Year Ended		For the Period Ended
	May 31, 2019		May 31, 2018 (1)

Net asset value, beginning of period	$28.03		$25.00
Activity from investment operations:
Net investment income (2)	0.12		0.12
Net realized and unrealized gain (loss) on investments	(1.98)		3.06
Total from investment operations	(1.86)		3.18
Less distributions from:
Net investment income	(0.13)		(0.15)
Net realized gains	(0.44)		—
Total distributions	(0.57)		(0.15)
Net asset value, end of period	$25.60		$28.03
Market price, end of period	$25.62		$28.04
Total return (3)	(6.66)%		13.03	% (7)
Net assets, at end of period (000s)	$65,271		$63,063
Ratio of gross expenses to average net assets (5)	1.03%		1.06	% (8)
Ratio of net expenses to average net assets (5)	0.98	% (9)	0.95	% (8)
Ratio of net investment income to average net assets (4)	0.43%		0.44	% (8)
Portfolio Turnover Rate (6)	666%		138	% (7)

(1)	The FormulaFolios Hedged Growth ETF commenced operations on June 5, 2017.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date’s net asset value per share on their respective payment dates.

(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.

(6)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

(7)	Not Annualized

(8)	Annualized

(9)	Ratio includes 0.03% for the year ended May 31, 2019 that attributes to interest expense and fees.

See accompanying notes to financial statements.

FormulaFolios ETFs

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	FormulaFolios Smart Growth ETF

	For the Year Ended	For the Period Ended
	May 31, 2019	May 31, 2018 (1)

Net asset value, beginning of period	$26.10	$25.00
Activity from investment operations:
Net investment income (2)	0.35	0.12
Net realized and unrealized gain (loss) on investments	(1.10)	1.17
Total from investment operations	(0.75)	1.29
Less distributions from:
Net investment income	(0.37)	(0.19)
Total distributions	(0.37)	(0.19)
Net asset value, end of period	$24.98	$26.10
Market price, end of period	$24.96	$26.09
Total return (3)	(2.83)%	5.21	% (7)
Net assets, at end of period (000s)	$50,593	$22,834
Ratio of gross expenses to average net assets (5)	0.61%	1.67	% (8)
Ratio of net expenses to average net assets (5)	0.60%	0.60	% (8)
Ratio of net investment income to average net assets (4)	1.35%	0.81	% (8)
Portfolio Turnover Rate (6)	0%	0	% (7)

(1)	The FormulaFolios Smart Growth ETF commenced operations on October 31, 2017.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date’s net asset value per share on their respective payment dates.

(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.

(6)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

(7)	Not Annualized

(8)	Annualized

See accompanying notes to financial statements.

FormulaFolios ETFs

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	FormulaFolios Tactical Growth ETF

	For the Year Ended	For the Period Ended
	May 31, 2019	May 31, 2018 (1)

Net asset value, beginning of period	$25.16	$25.00
Activity from investment operations:
Net investment income (2)	0.37	0.12
Net realized and unrealized gain (loss) on investments	(1.34)	0.25
Total from investment operations	(0.97)	0.37
Less distributions from:
Net investment income	(0.41)	(0.21)
Total distributions	(0.41)	(0.21)
Net asset value, end of period	$23.78	$25.16
Market price, end of period	$23.79	$25.16
Total return (3)	(3.81)%	1.35	% (7)
Net assets, at end of period (000s)	$49,932	$30,821
Ratio of gross expenses to average net assets (5)	0.87%	1.13	% (8)
Ratio of net expenses to average net assets (5)	0.80%	0.80	% (8)
Ratio of net investment income to average net assets (4)	1.56%	0.82	% (8)
Portfolio Turnover Rate (6)	92%	56	% (7)

(1)	The FormulaFolios Tactical Growth ETF commenced operations on October 31, 2017.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date’s net asset value per share on their respective payment dates.

(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.

(6)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

(7)	Not Annualized

(8)	Annualized

See accompanying notes to financial statements.

FormulaFolios ETFs

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	FormulaFolios Tactical Income ETF

	For the Year Ended	For the Period Ended
	May 31, 2019	May 31, 2018 (1)

Net asset value, beginning of period	$24.02	$25.00
Activity from investment operations:
Net investment income (2)	0.77	0.77
Net realized and unrealized gain (loss) on investments	0.11	(1.00)
Total from investment operations	0.88	(0.23)
Less distributions from:
Net investment income	(0.77)	(0.75)
Total distributions	(0.77)	(0.75)
Net asset value, end of period	$24.13	$24.02
Market price, end of period	$24.15	$24.06
Total return (3)	3.77%	(1.02	)% (7)
Net assets, at end of period (000s)	$231,634	$171,739
Ratio of gross expenses to average net assets (5)	0.74%	0.75	% (8)
Ratio of net expenses to average net assets (5)	0.74%	0.75	% (8)
Ratio of net investment income to average net assets (4)	3.24%	3.19	% (8)
Portfolio Turnover Rate (6)	135%	48	% (7)

(1)	The FormulaFolios Tactical Income ETF commenced operations on June 5, 2017.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date’s net asset value per share on their respective payment dates.

(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.

(6)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

(7)	Not Annualized

(8)	Annualized

See accompanying notes to financial statements.

FormulaFolios ETFs
NOTES TO FINANCIAL STATEMENTS
May 31, 2019

1.	ORGANIZATION

The FormulaFolios Hedged Growth ETF (“Hedged Growth ETF”), the FormulaFolios Smart Growth ETF (“Smart Growth ETF”), the FormulaFolios Tactical Growth ETF (“Tactical Growth ETF”), and the FormulaFolios Tactical Income ETF (“Tactical Income ETF”), formerly known as FormulaFolios Income ETF, (collectively the “Funds”) are each a diversified series of Northern Lights Fund Trust IV (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 2, 2015, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The investment objective of the Hedged Growth ETF and Smart Growth ETF is to seek to provide capital growth. The Tactical Growth ETF seeks long -term total return. The Tactical Income ETF seeks to provide income. The Hedged Growth ETF and Tactical Income ETF commenced operations on June 5, 2017. The Smart Growth ETF and Tactical Growth ETF commenced operations on October 31, 2017.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation.

Valuation of Underlying Funds - The Funds may invest in portfolios of open-end or closed-end investment companies (the “investment companies”). Investment companies are valued at their respective net asset values as reported by such investment companies. Mutual funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end funds. Exchange -traded funds (“ETFs”) are valued at the last reported price or official closing price. The shares of many closed-end investment companies and ETFs, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There

FormulaFolios ETFs

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2019

can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by the Funds will not change.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board of Trustees (“the Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of a Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

FormulaFolios ETFs

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2019

The Funds utilize various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of May 31, 2019 for the Funds’ assets measured at fair value:

FormulaFolios Hedged Growth ETF

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$63,611,593	$—	$—	$63,611,593
Total	$63,611,593	$—	$—	$63,611,593

FormulaFolios Smart Growth ETF

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$50,412,251	$—	$—	$50,412,251
Total	$50,412,251	$—	$—	$50,412,251

FormulaFolios ETFs

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2019

FormulaFolios Tactical Growth ETF

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$49,555,632	$—	$—	$49,555,632
Total	$49,555,632	$—	$—	$49,555,632

FormulaFolios Tactical Income ETF

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$227,684,827	$—	$—	$227,684,827
Total	$227,684,827	$—	$—	$227,684,827

The Funds did not hold any Level 2 or Level 3 securities during the year.

*	See Portfolios of Investments for industry classification.

Exchange Traded Funds – The Funds may invest in ETFs. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock. An index ETF represents a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities in which it invests, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Security transactions and related income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis and includes amortization and accretion, which is recorded using the effective yield method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Distributions to shareholders – Dividends from net investment income, if any, are declared and paid quarterly for Hedged Growth ETF, Smart Growth ETF, and Tactical Growth ETF and monthly for Tactical Income ETF. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Cash and Cash Equivalents – Idle cash may be swept into various overnight demand deposits and is classified as cash and cash equivalents on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept overnight are available on the next business day.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for federal income tax is required. The Funds

FormulaFolios ETFs

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2019

recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax year 2018, or expected to be taken in the Funds’ 2019 tax returns. The Funds identified their major tax jurisdictions as U.S. federal and foreign jurisdictions where the Funds make significant investments. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statements of Operations. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended May 31, 2019, cost of purchases and proceeds from sales of portfolio securities (excluding in-kind transactions and short-term investments), amounted to:

Fund	Purchases	Sales
FormulaFolios Hedged Growth ETF	$447,985,700	$450,792,118
FormulaFolios Smart Growth ETF	—	—
FormulaFolios Tactical Growth ETF	38,718,783	39,185,268
FormulaFolios Tactical Income ETF	270,646,641	273,418,692

For the year ended May 31, 2019, cost of purchases and proceeds from sales of portfolio securities for in-kind transactions, amounted to:

Fund	Purchases	Sales
FormulaFolios Hedged Growth ETF	$19,617,275	$10,365,360
FormulaFolios Smart Growth ETF	33,067,648	2,878,374
FormulaFolios Tactical Growth ETF	29,313,684	7,892,726
FormulaFolios Tactical Income ETF	78,408,024	19,745,876

FormulaFolios ETFs

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2019

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

FormulaFolio Investments LLC serves as the Funds’ investment adviser (the “Adviser”) pursuant to an Investment Advisory Agreement with the Trust (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Funds pay the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 0.80%, 0.35%, 0.60%, and 0.60% of average daily net assets of Hedged Growth ETF, Smart Growth ETF, Tactical Growth ETF, and Tactical Income ETF, respectively. During the year ended May 31, 2019, the Adviser earned the following fees:

Fund	Advisory Fee
Hedged Growth ETF	$532,967
Smart Growth ETF	137,263
Tactical Growth ETF	254,642
Tactical Income ETF	1,205,534

Pursuant to a written agreement (the “Waiver Agreement”), the Adviser has contractually agreed, until at least September 30, 2019, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 0.95%, 0.60%, 0.80%, and 0.80% of average daily net assets of Hedged Growth ETF, Smart Growth ETF, Tactical Growth ETF, and Tactical Income ETF, respectively; subject to possible recoupment from the Funds in future years within the three years from the date the fees have been waived or reimbursed if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of the recoupment. Fee waiver and reimbursement arrangements can decrease the Funds’ expenses and boost its performance. If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the operating expenses attributable to the Funds are subsequently less than the Expense Limitation, the Adviser shall be entitled to reimbursement by the applicable Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the expenses to exceed the Expense Limitation. If the Funds’ operating expenses subsequently exceed the Expense Limitation, the reimbursements shall be suspended.

FormulaFolios ETFs

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2019

During the year ended May 31, 2019, the Adviser waived fees and/or reimbursed expenses, pursuant to the Waiver Agreement, in the amounts of:

Fees waived by the
Fund	Adviser
Hedged Growth ETF	$35,307
Smart Growth ETF	5,227
Tactical Growth ETF	30,595

The table below contains the amounts of fee waivers and expense reimbursements subject to recapture by the Adviser through May 31 of the year indicated.

Fund	2021	2022
Hedged Growth ETF	$52,260	$35,307
Smart Growth ETF	57,819	5,227
Tactical Growth ETF	41,961	30,595

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor” or “NLD”). The Board has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan as amended (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services related to Fund shares. Under the Plan, the Fund may pay 0.25% per year of the average daily net assets of Fund shares for such distribution and shareholder service activities. As of May 31, 2019, the Plan has not been activated. For year ended May 31, 2019, the Fund did not incur any distribution fees.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares and is an affiliate of Gemini Fund Services, LLC.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) - GFS, an affiliate of the Distributor, provides administration and fund accounting services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration and fund accounting services to the Funds, which are included in administrative service fees in the Statements of Operations. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from each Fund, which are included in compliance officer fees in the Statements of Operations.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.

FormulaFolios ETFs

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2019

For the provision of these services, Blu Giant receives customary fees from the Funds, which are included in printing expenses in the Statements of Operations.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

5.	CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Funds at NAV only in large blocks known as “Creation Units.” Shares are created and redeemed by the Funds only in Creation Unit size aggregations of 25,000 for Smart Growth ETF and Tactical Growth ETF. Shares are created and redeemed by the Funds only in Creation Unit size aggregations of 50,000 shares for Hedged Growth ETF and Tactical Income ETF. Only Authorized Participants or transactions done through an Authorized Participant are permitted to purchase or redeem Creation Units from the Funds. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date.

Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Funds may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Funds in effecting trades. A fixed fee payable to the Custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Funds and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). Transactions in capital shares for the Funds are disclosed in the Statements of Changes in Net Assets. For the year ended May 31, 2019, Hedged Growth ETF received $4,500 in fixed fees and $0 in variable fees, Smart Growth ETF received $8,250 in fixed fees and $0 in variable fees, Tactical Growth ETF received $6,750 in fixed fees and $0 in variable fees and Tactical Income ETF received $15,750 and $0 in variable fees, respectively.

FormulaFolios ETFs

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2019

The Transaction Fees for the Funds are listed in the table below:

Fee for in-Kind and Cash	Maximum Additional Variable
Purchases	Charge for Cash Purchases*
$250	2.00%*

*	The maximum Transaction Fee may be up to 2.00% of the amount invested.

6.	SECURITIES LENDING

Under an agreement (the “Securities Lending Agreement”) with the Securities Finance Trust Company (“SFTC”), the Funds can lend their portfolio securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. For each securities loan, the borrower shall transfer collateral in an amount determined by applying the margin to the market value of the loaned available securities (102% for same currency and 105% for cross currency). Collateral is invested in highly liquid, short-term instruments such as money market funds in accordance with the Funds’ security lending procedures. The Funds continue to receive interest or dividends on the securities loaned. The Funds have the right under the Securities Lending Agency Agreement to recover the securities from the borrower on demand; if the borrower fails to deliver the securities on a timely basis, the Funds could experience delays or losses on recovery. Additionally, the Funds are subject to the risk of loss from investments made with the cash received as collateral. The Funds manage credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third-party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty. As of May 31, 2019, the Funds had not begun lending securities.

7.	INVESTMENTS IN AFFILIATED COMPANIES

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities. Companies that are affiliates in Tactical Growth ETF at May 31, 2019 are noted in the Fund’s Portfolio of Investments. Transactions during the year with companies that are affiliates are as follows:

						Change in			Percent of
				Dividends		Unrealized			voting
	Fair Value-			Credited to	Realized Gain	Appreciation/	Fair Value-End of	Shares held at	securities
Description	Beginning of Year	Purchases	Sales Proceeds	Income	(Loss)	(Depreciation)	Year	End of Year	owned
Invesco DB Gold Fund	$—	$18,251,745	$7,894,201	$—	$(535,194)	$(122,376)	$9,699,974	242,560	9.33%
Total	$—	$18,251,745	$7,894,201	$—	$(535,194)	$(122,376)	$9,699,974	242,560	9.33%

8.	UNDERLYING FUND RISK

Other investment companies including ETFs and closed-end funds (“Underlying Funds”) in which the Funds invest are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, the cost of investing in the Funds will be higher than the cost of investing directly in the Underlying Funds and may be higher than other ETFs that invest directly in stocks and bonds. Each

FormulaFolios ETFs

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2019

of the Underlying Funds is subject to its own specific risks, but the Adviser expects the principal investment risks of such Underlying Funds will be similar to the risks of investing in the corresponding Funds. Closed-end funds and ETFs may also trade at a discount or premium to their NAV and may trade at a larger discount or smaller premium subsequent to purchase by the Funds.

9.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Smart Growth ETF and Tactical Growth ETF currently seek to achieve their investment objective by investing a portion of their assets in the iShares Core S&P 500 ETF and Vanguard Total Stock Market ETF (the “Securities”). The Smart Growth ETF and Tactical Growth ETF may redeem their Securities at any time if the Adviser determines that it is in the best interest of the Smart Growth ETF and Tactical Growth ETF and its shareholders to do so.

The performance of the Smart Growth ETF and Tactical Growth ETF will be directly affected by the performance of the Securities. The annual report of the Securities, along with the report of the independent registered public accounting firm is included in the applicable Security’s N-CSRs available at www.sec.gov. As of May 31, 2019, the percentage of the Smart Growth ETF’s net assets invested in iShares Core S&P 500 ETF was 32.1%. The percentage of the Tactical Growth ETF’s net assets invested in Vanguard Total Stock Market ETF was 33.0%.

10.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION-TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and their respective gross unrealized appreciation and depreciation at May 31, 2019, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Hedged Growth ETF	$66,603,909	$—	$(2,992,316)	$(2,992,316)
Smart Growth ETF	52,518,977	423,343	(2,530,069)	(2,106,726)
Tactical Growth ETF	48,703,019	1,207,791	(355,178)	852,613
Tactical Income ETF	225,213,548	5,318,201	(2,846,922)	2,471,279

FormulaFolios ETFs

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2019

11.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the fiscal year/period ended May 31, 2019 and May 31, 2018 were as follows:

	For the year ended May 31, 2019
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Hedged Growth ETF	$1,499,930	$—	$—	$1,499,930
Smart Growth ETF	569,513	—	—	569,513
Tactical Growth ETF	737,930	—	—	737,930
Tactical Income ETF	6,554,520	—	—	6,554,520

	For the period ended May 31, 2018
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Hedged Growth ETF	$250,005	$—	$—	$250,005
Smart Growth ETF	43,581	—	6,309	49,890
Tactical Growth ETF	149,796	—	6,579	156,375
Tactical Income ETF	4,202,998	—	29,262	4,232,260

As of May 31, 2019, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Fund	Income	Capital Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
Hedged Growth ETF	$382,624	$—	$—	$—	$—	$(2,992,316)	$(2,609,692)
Smart Growth ETF	—	—	—	—	—	(2,106,726)	(2,106,726)
Tactical Growth ETF	—	—	(1,048,018)	—	(2,378,641)	852,613	(2,574,046)
Tactical Income ETF	—	—	(3,692,724)	—	(3,219,895)	2,471,279	(4,441,340)

The difference between book basis and tax basis undistributed accumulated net realized gain, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following funds incurred and elected to defer such capital losses as follows:

Post October
Fund	Losses
Tactical Growth ETF	$2,378,641
Tactical Income ETF	3,219,895

FormulaFolios ETFs

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2019

At May 31, 2019, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, as follows:

	Non-Expiring	Non-Expiring
Fund	Short-Term	Long-Term	Total	CLCF Utilized
Tactical Growth ETF	$698,505	$349,513	$1,048,018	$—
Tactical Income ETF	3,692,724	—	3,692,724	—

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses, return of capital distributions, and adjustments related to Redemptions in kind, resulted in reclassifications for the Funds for the fiscal year ended May 31, 2019 as follows:

	Paid
	In	Accumulated
Fund	Capital	Earnings (Losses)
Hedged Growth ETF	$240,009	$(240,009)
Smart Growth ETF	(98,651)	98,651
Tactical Growth ETF	160,523	(160,523)
Tactical Income ETF	(472,747)	472,747

12.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13-Fair Value Measurement (Topic 820): Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. These amendments have been adopted with these financial statements.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These amendments have been adopted with these financial statements.

13.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of FormulaFolios Hedged Growth ETF, FormulaFolios Smart Growth ETF,

FormulaFolios Tactical Growth ETF, and FormulaFolios Tactical Income ETF and

Board of Trustees of Northern Lights Fund Trust IV

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of FormulaFolios Hedged Growth ETF, FormulaFolios Smart Growth ETF, FormulaFolios Tactical Growth ETF, and FormulaFolios Tactical Income ETF (the “Funds”), each a series of Northern Lights Fund Trust IV, as of May 31, 2019, and the related statements of operations for the year then ended and the statements of changes in net assets, including the related notes, and the financial highlights for each of the two periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2019, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies with a related advisor since 2015.

COHEN & COMPANY, LTD.

Cleveland, Ohio

July 30, 2019

C O H E N  &  C O M P A N Y ,  L T D .

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

FormulaFolios ETFs

EXPENSE EXAMPLES (Unaudited)

May 31, 2019

Example

All Exchange Traded Funds (“Funds”) have operating expenses. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. A shareholder may incur brokerage commissions on their purchase and sales of Fund shares, which are not reflected in the examples below.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2018 through May 31, 2019.

Actual Expenses

The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $ 1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Net	Beginning	Ending	Expenses	Ending	Expenses
	Expense	Account Value	Account Value	Paid During	Account Value	Paid During
	Ratio	12/1/18	5/31/19	Period *	5/31/18	Period*

FormulaFolios Hedged Growth ETF	0.95%	$1,000.00	$951.10	$4.77	$1,020.04	$4.94
FormulaFolios Smart Growth ETF	0.60%	$1,000.00	$993.00	$2.98	$1,021.94	$3.02
FormulaFolios Tactical Growth ETF	0.80%	$1,000.00	$1,001.40	$3.99	$1,020.94	$4.03
FormulaFolios Tactical Income ETF	0.74%	$1,000.00	$1,040.70	$3.76	$1,021.24	$3.73

*	Expense information for each Fund is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but it is multiplied by 182/365 (to reflect the full half-year period).

For more information about current performance, holdings, or historical premiums/discounts, please visit the Funds website at www.formulafoliofunds.com.

FormulaFolios ETFs

SUPPLEMENTAL INFORMATION (Unaudited)

May 31, 2019

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17645 Wright Street, Suite 200, Omaha, Nebraska 68130.

Independent Trustees

Number of
Funds in
Fund
Name, Address			Complex**	Other Directorships held
and Year of	Position/Term	Principal Occupation During the Past	Overseen by	by Trustee During the Past
Birth	of Office*	Five Years	Trustee	Five Years
Joseph Breslin Year of Birth:1953	Independent Trustee and Chairman of the Board since 2015	President and Consultant, Adviser Counsel, Inc. (formerly J.E. Breslin & Co.) (management consulting firm to investment advisers), (since 2009); Senior Counsel, White Oak Global Advisors, LLC. (since 2018).	[ 4 ]	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Director, Kinetics Mutual Funds, Inc. (since 2000); Trustee, Kinetics Portfolios Trust (since 2000); Trustee, Forethought Variable Insurance Trust (since 2013); Trustee, BlueArc Multi- Strategy Fund (2014-2017); Hatteras Trust (2004-2016)
Thomas Sarkany Year of Birth:1946	Independent Trustee since 2015	Founder and President, TTS Consultants, LLC (financial services) (since 2010).	[ 4 ]	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Arrow Investments Trust (since 2014), Arrow ETF Trust (since 2012), Trustee, Northern Lights Fund Trust II (since 2011); Director, Aquila Distributors (since 1981)
Charles Ranson Year of Birth:1947	Independent Trustee since 2015	Principal, Ranson & Associates (strategic analysis and planning, including risk assessment and capital formation for entrepreneurial ventures) (since 2003); GR Group (since 2008).	[ 4 ]	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Advisors Preferred Trust (since November 2012)

5/31/19 – NLFT IV_v1

FormulaFolios ETFs

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

May 31, 2019

Officers

Number of
Funds in Fund
Name, Address and			Complex**	Other Directorships held by
Year of	Position/Term	Principal Occupation During the Past	Overseen by	Trustee During the Past
Birth	of Office*	Five Years	Trustee	Five Years
Wendy Wang 80 Arkay Drive Hauppauge, NY 11788 Born in 1970	President since 2015	Senior Vice President, Director of Tax and Compliance Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Sam Singh 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Treasurer since 2015	Vice President, Gemini Fund Services, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC (2011-2014).	N/A	N/A
Jennifer Farrell 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Secretary since 2017	Manager, Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (since 2015); Legal Trainer, Gemini Fund Services, LLC (2013-2015); Senior Paralegal, Gemini Fund Services, LLC (2006-2012).	N/A	N/A
James Ash Born in 1976	Chief Compliance Officer since 2019	Senior Compliance Officer, Northern Lights Compliance, LLC (since 2019); Senior Vice President, National Sales Gemini Fund Services, LLC (2017-2019); Senior Vice President and Director of Legal Administration, Gemini Fund Services, LLC (2012 - 2017).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of May 31, 2019, the Trust was comprised of [21] [other] active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to [the Fund and the 4 managed by the same investment adviser]. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-562-8880.

5/31/19 – NLFT IV_v1

FormulaFolios ETFs

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

May 31, 2019

Approval of the Investment Advisor Agreement Renewal– Formula Folios Investments, LLC

In connection with the Meeting of the Board of Trustees (the “Board” or “Trustees”) of Northern Lights Fund Trust IV (the “Trust”), held on April 25, 2019, the Trustees, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “FFI Advisory Agreement”) between FormulaFolios Investments, LLC (“FFI”) and the Trust, with respect to the FormulaFolios Tactical Income ETF (“FF Tactical Income”), FormulaFolios Hedged Growth ETF (“FF Hedged”), FormulaFolios Smart Growth ETF (“FF Smart Growth”) and FormulaFolios Tactical Growth ETF (“FF Tactical Growth”)(each a “Fund” and together, the “Funds”). In considering the approval of the FFI Advisory Agreement, the Trustees received materials specifically relating to the FFI Advisory Agreement.

The Trustees reviewed and discussed the 15(c) materials that were provided in advance of the Meeting and deliberated on the approval of the FFI Advisory Agreement. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the FFI Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the FFI Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that FFI was founded in 2012 and had approximately $3.3 billion in assets under management and advisement. The Trustees reviewed the background information of the key investment personnel responsible for servicing the FF Tactical Income, FF Hedged, FF Smart Growth and FF Tactical Growth, and took into consideration the investment team’s financial industry experience. The Board noted the time, research and analysis of market data put into constructing the proprietary investment models for each ETF and ongoing monitoring of the strategies. They considered the portfolio management and compliance oversight performed by the portfolio management team. They further acknowledged that the adviser reported no material compliance issues since its previous advisory contract approval. After further discussion, the Trustees concluded that FFI will continue to provide a high level of service consistent with the Trustees’ expectations.

Performance. The Board reviewed the performance of each Fund as compared to its peer group, Morningstar category and benchmark for the one year and since inception periods:

FF Hedged. The Trustees considered the Fund’s performance over the one year and since inception periods and the Trustees noted it slightly underperformed its Morningstar category median and its performance was in-line with its Broadridge peer group median for the one-year period. The Trustees noted that the Fund outperformed its Broadridge peer group median and its Morningstar category median for the period since inception and was ranked first in both its peer group and Morningstar category. The Trustees also

FormulaFolios ETFs

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

May 31, 2019

noted that the Fund outperformed its benchmark for the period since inception. The Trustees concluded the Fund’s performance was satisfactory.

FF Smart Growth. The Trustees considered the Fund’s performance over the one year and since inception periods and noted it was in-line with its Morningstar category median and outperformed its Broadridge peer group median for the one-year period. The Trustees noted for the period since inception the Fund’s performance was in-line with its Broadridge peer group median and underperformed its Morningstar category median. The Trustees also noted that the Fund underperformed its benchmark for the period since inception. The Trustees acknowledged that the Fund had portfolio holdings in international securities and REITs and was assigned a large blend category by Morningstar. The Trustees concluded the Fund’s performance was satisfactory.

FF Tactical Growth. The Trustees considered the Fund’s performance over the one year and since inception periods and noted the Fund outperformed its Broadridge peer group median for both periods and underperformed its Morningstar category median for both periods. The Trustees also noted that the Fund underperformed its benchmark for the period since inception. The Trustees concluded the Fund’s performance was satisfactory.

FF Tactical Income. The Trustees considered the Fund’s performance over the one year and since inception periods and noted it underperformed its Morningstar category median and its Broadridge peer group median for both period. The Trustees noted the adviser’s methodical strategy had the potential to provide shareholders with positive performance in the future. The Trustees reviewed the Fund’s first quartile standard deviation ranking for both periods. The Trustees concluded the Fund’s performance was satisfactory.

Fees and Expenses.

FF Hedged: The Trustees noted the Fund’s advisory fee of 0.80% was higher than the Broadridge peer group average and median and Morningstar category average but well below the category high of 0.95%. They further noted that the Fund’s net expense ratio was higher than its assigned Morningstar category median and category average but within the category ranges. The Trustees noted that several of the funds in the peer group were passively managed which were typically lower cost funds. The Trustees considered that the adviser had an expense limitation in place with respect to the Fund. The Trustees concluded that the Fund’s advisory fee was not unreasonable.

FF Smart Growth: The Trustees evaluated the Fund’s advisory fee, noting that the advisory fee of 0.35% was lower than the Broadridge peer group median and average and the Morningstar category average and median. The Trustees further noted that the Fund’s net expense ratio of 0.65% was lower than the Broadridge peer group median and average and the Morningstar category average and median. The Trustees considered that the adviser had an expense limitation in place with respect to the Fund. The Trustees concluded that the Fund’s advisory fee was not unreasonable.

FormulaFolios ETFs

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

May 31, 2019

FF Tactical Growth: The Trustees evaluated the Fund’s advisory fee, noting that the advisory fee of 0.60% was lower than the Morningstar category average and median and in line with the Broadridge peer group average and median. The Trustees discussed the Fund’s net expense ratio and noted that it was in line with the Broadridge peer group average and median and lower than the Morningstar category average and median. The Trustees considered that the adviser had an expense limitation in place with respect to the Fund. The Trustees concluded that the Fund’s advisory fee was not unreasonable.

FF Tactical Income: The Trustees evaluated the Fund’s advisory fee, noting that the advisory fee of 0.60% was higher than the Morningstar category average and median and lower than its Broadridge peer group average and median. The Trustees discussed the Fund’s net expense ratio and noted that it was higher than its Broadridge peer group average and median. They further noted that the Fund’s net expense ratio was higher that its assigned Morningstar category median and average but within the range of the category. The Trustees considered that the adviser had an expense limitation in place with respect to the Fund. The Trustees concluded that the Fund’s advisory fee was not unreasonable.

Profitability. The Trustees reviewed FFI’s profitability analysis and the selected financial information in connection with the advisory services it provides to each of FF Tactical Income, FF Hedged, FF Smart Growth and FF Tactical Growth. After review and discussion, the Board concluded that based on the services provided by FFI and the current assets of the FF Tactical Income, FF Hedged, FF Smart Growth and FF Tactical Growth, that the profitability of FFI’s relationship with each Fund was not excessive.

Economies of Scale. The Trustees noted that given the current net assets of each Fund’s economies of scale had not yet been reached. The Trustees noted that consideration of economies of scale would be revisited as Fund assets grow over time.

Conclusion. Having requested and received such information from FFI as the Trustees believed to be reasonably necessary to evaluate the terms of the FFI Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was not unreasonable and that renewal of the FFI Advisory Agreement was in the best interests of each of FF Tactical Income, FF Hedged, FF Smart Growth and FF Tactical Growth and its shareholders.

PRIVACY NOTICE

Northern Lights Fund Trust IV

Rev. August 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST IV DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust IV chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust IV share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-270-0300

PRIVACY NOTICE

Northern Lights Fund Trust IV

What we do:
How does Northern Lights Fund Trust IV protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust IV collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust IV does not jointly market.

This Page Intentionally Left Blank.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-855-907-3233 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-907-3233.

INVESTMENT ADVISER

FormulaFolio Investments LLC

89 Ionia SW, Suite 600

Grand Rapids, MI 49503

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Joseph Breslin is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Breslin is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2018

FormulaFolios Hedged Growth ETF - $13,000

FormulaFolios Tactical Income ETF - $13,000

FormulaFolios Smart Growth ETF - $13,000

FormulaFolios Tactical Growth ETF - $13,000

2019

FormulaFolios Hedged Growth ETF - $13,000

FormulaFolios Tactical Income ETF - $13,000

FormulaFolios Smart Growth ETF - $13,000

FormulaFolios Tactical Growth ETF - $14,000

(b)	Audit-Related Fees

2018 – None

2019 – None

(c)	Tax Fees

2018

FormulaFolios Hedged Growth ETF - $3,000

FormulaFolios Tactical Income ETF - $3,000

FormulaFolios Smart Growth ETF - $3,000

FormulaFolios Tactical Growth ETF - $3,000

2019

FormulaFolios Hedged Growth ETF - $3,000

FormulaFolios Tactical Income ETF - $3,000

FormulaFolios Smart Growth ETF - $3,000

FormulaFolios Tactical Growth ETF - $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2018 - None

2019 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2018

Audit-Related Fees: 0.00%

Tax Fees: 0.00%

All Other Fees: 0.00%

2019

Audit-Related Fees: 0.00%

Tax Fees: 0.00%

All Other Fees: 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2018 - $0

2018 - $0

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust IV

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 8/8/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 8/8/19

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 8/8/19